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                           JPMORGAN U.S. EQUITY FUNDS
                           JPMORGAN TAX AWARE FUNDS
                      JPMORGAN INTERNATIONAL EQUITY FUNDS
                           JPMORGAN SPECIALTY FUNDS
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                            JPMORGAN SERIES TRUST II


                       SUPPLEMENT DATED NOVEMBER 17, 2003
                               TO THE PROSPECTUSES
                         (ALL SHARE CLASSES OF ALL FUNDS)


     The supplements to the Prospectuses of each Fund listed above as filed on July 21, 2003, are hereby rescinded in their entirety and replaced by the following supplement.

     In the section "How Your Account Works," under the subheading "Buying Fund Shares," in the paragraph relating to fair value, the following sentences are hereby added:

     "In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate."




















                                                                  SUP-FV2PR-1103